UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Performance Capital Management, LLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

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	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: __________________________________________
2)	Form, Schedule or Registration Statement No.: __________________________
3)	Filing Party: ____________________________________________________
4)	Date Filed: _____________________________________________________

[PCM LETTERHEAD]

Buena Park, California
April 24, 2009

Dear Members:

You are cordially invited to attend the 2009 Annual Meeting of Members of Performance Capital Management, LLC (“PCM”) on June 8, 2009, at 10 a.m. (Pacific Time). The meeting will be held at the Double Tree Hotel, 100 The City Drive, Orange, California 92868. Directions to the meeting can be found on the Double Tree Hotel’s web site at http://doubletree1.hilton.com or by calling the hotel at 1-714-634-4500.

Under the Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish proxy materials to Members over the Internet, we have elected to deliver the proxy materials to our Members over the Internet. The new delivery process will allow us to provide Members with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 24, 2009, we mailed to our Members a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2009 Proxy Statement and fiscal 2008 Annual Report to Members. The Notice also provides instructions on how to vote and includes instructions on how to receive a paper copy of the proxy materials by mail.

The matters to be acted upon are described in the Notice of 2009 Annual Meeting of Members and Proxy Statement. At the Annual Meeting, we will also report on PCM’s operations and respond to questions from Members.

YOUR VOTE IS VERY IMPORTANT.  Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy by mail in order to ensure the presence of a quorum. If you attend the meeting, you will have the right to revoke your proxy and vote your units in person. If you hold your units through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your units.

I look forward to seeing you at the meeting.

Very truly yours,

David J. Caldwell
Chief Operations Officer

Performance Capital Management, LLC
7001 Village Drive, Suite 255
Buena Park, California  90621
1-888-754-4145

NOTICE OF 2009 ANNUAL MEETING OF MEMBERS
To Be Held on June 8, 2009

The Annual Meeting of Members of Performance Capital Management, LLC (“PCM”) will be held on Monday, June 8, 2009, at 10:00 a.m. (Pacific Time), at the Double Tree Hotel, 100 The City Drive, Orange, California 92868, for the following purposes:

1.	To elect four Class II directors to serve until the 2011 Annual Meeting of Members and until their successors are duly elected and qualified;

2.	To ratify the selection of Moore Stephens Wurth Frazer and Torbet, LLP, as PCM’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.	To transact such other business as may properly come before the Annual Meeting of Members or any adjournment(s) thereof.

Our Board of Directors recommends a vote for Items 1 and 2. Only Members of record at the close of business on April 20, 2009 will be entitled to notice of and to vote at the Annual Meeting of Members and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Members to be Held on June 8, 2009. Our Proxy Statement is attached. Financial and other information concerning PCM is contained in our fiscal 2008 Annual Report to Members for the year ended December 31, 2008. This Proxy Statement and our fiscal 2008 Annual Report to Members are available at the following web site:  http://www.cfpproxy.com/9101, which does not have “cookies” that identify visitors to the site.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the 2009 Annual Meeting of Members, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Members of record may vote:

•
By mail: mark, sign, date and promptly mail the Proxy Card to Mr. David Caldwell, Chief Operations Officer, Performance Capital Management, LLC, 7001 Village Drive, Suite 255, Buena Park, California  90621;

•	By email: mark, sign, date, scan and send the Proxy Card by email to: members@pcmllc.us;

•	By facsimile: mark, sign, date and fax the Proxy Card to the attention of Mr. David Caldwell, Chief Operations Officer at 1-714-736-3733;

•	In person at the Annual Meeting: attend the Annual Meeting and vote your units in person.

Any proxy may be revoked in writing at any time prior to its exercise at the Annual Meeting.

Note to Beneficial Members. If your units are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your units.

By Order of the Board of Directors,

/s/ David J. Caldwell

David J. Caldwell
Chief Operations Officer
Buena Park, California
April 24, 2009

Performance Capital Management, LLC
7001 Village Drive, Suite 255
Buena Park, California  90621

PROXY STATEMENT
Annual Meeting of Members to Be Held on Monday, June 8, 2009

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

GENERAL

We are making this Proxy Statement available to you on or about April 24, 2009 in connection with the solicitation of proxies by our Board of Directors for the Performance Capital Management, LLC 2009 Annual Meeting of Members. In this Proxy Statement we sometimes refer to Performance Capital Management, LLC as “PCM”, the “Company,” “we,” or “us,” and to the 2009 Annual Meeting of Members as the “annual meeting.”

Our principal executive offices are located at 7001 Village Drive, Suite 255, Buena Park, California, 90621 and our telephone number is toll-free 1-888-754-4145. Members should direct communications regarding change of address, requests for transfer of unit ownership or lost unit certificates to Performance Capital Management, LLC, Attn: Mr. David Caldwell, at our executive offices, or by calling toll-free 1-888-754-4145 or by faxing to 1-714-736-3733.

Annual Meeting Information

The proxies are to be voted at the annual meeting to be held at the Double Tree Hotel, 100 The City Drive, Orange, California 92868 at 10 a.m. (Pacific Time) on June 8, 2009 and any adjournment(s) thereof, for the purposes set forth in the Notice of 2009 Annual Meeting of Members. Our Board of Directors is not aware of any other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, units represented by all duly executed proxies received by the Board will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies.

Directions to the meeting can be found on the Double Tree Hotel’s web site at http://doubletree1.hilton.com or by calling the hotel at 1-714-634-4500.

Internet Availability of Annual Meeting Materials

Under Securities and Exchange Commission (“SEC”) rules, PCM has elected to make our proxy materials available to the majority of our Members over the Internet rather than mailing paper copies of those materials to each Member. On April 24, 2009, we mailed to the majority of our Members a Notice of Internet Availability of Proxy Materials (the “Notice”) directing Members to a web site [http://www.cfpproxy.com/9101] where they can access this Proxy Statement and our fiscal 2008 Annual Report to Members (the “2008 Annual Report”) and view instructions on how to vote in person, or by mail, email or facsimile. If you received the Notice and would like to receive a paper copy of the proxy materials, please follow the instructions printed on the Notice to request that a paper copy be mailed to you.

The 2008 Annual Report contains audited consolidated financial statements for the fiscal year ended December 31, 2008. Members are referred to the 2008 Annual Report for financial and other information about the activities of PCM. The 2008 Annual Report is not incorporated by reference into this Proxy Statement and is not deemed to be a part hereof.

Expenses of Solicitation

We will pay all costs of solicitation, including the costs of preparing and distributing this Proxy Statement, the Proxy Card and any additional information furnished to Members. If our tracking of responses to our solicitation reveals a risk that we may not obtain sufficient proxies to have a quorum present at the annual meeting, we may have either our employees or temporary employees contact Members directly to remind them to execute their Proxy Cards and return them to us. No additional compensation will be paid to directors, officers or other regular employees for their services in connection with this proxy solicitation.

Requests for Copies of Proxy Materials and Report on Form 10-K by Members

This Proxy Statement, a Proxy Card and the 2008 Annual Report are available at the following web site address:  http://www.cfpproxy.com/9101.com, which does not have “cookies” that identify visitors to the site. If specifically requested by a Member, we will promptly furnish, at no charge, a copy of the Proxy Statement, Proxy Card, the 2008 Annual Report and the report on form 10-K for the year ended December 31, 2008 that was filed with the Securities and Exchange Commission. Please direct your request to:

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

If by Mail:	Mr. David Caldwell, Chief Operations Officer
Performance Capital Management, LLC
7001 Village Drive, Suite 255
Buena Park, California 90621
If by Telephone:	toll-free 1-888-754-4145
If by Facsimile:	1-714-736-3733

Voting Information

Record Date.  Only Members of record of our voting units at the close of business on April 20, 2009 (the “Record Date”) will be entitled to notice of, and to vote at, the annual meeting. On the Record Date, there were 525,566 voting units outstanding.

Voting Your Proxy.   Holders of voting units on the record date are entitled to cast one vote per unit on all matters. Proxies will be voted as instructed by the Member or Members granting the proxy. Units for which proxies are properly executed and submitted (and not revoked) will be voted at the annual meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted: (1)  FOR the election of each of the four director candidates nominated by the Board of Directors; and (2)  FOR the ratification of the selection of Moore Stephens Wurth Frazer and Torbet, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009. It is not expected that any matters other than those referred to in the Notice and this Proxy Statement will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

How to Vote. Members of record may vote:

1.
By mail: mark, sign, date and promptly mail the Proxy Card in the self-addressed postage-paid envelope or other envelope addressed to Mr. David Caldwell, Chief Operations Officer, Performance Capital Management, LLC, 7001 Village Drive, Suite 255, Buena Park, California  90621;

2.	By email: mark, sign, date, scan and send the Proxy Card by email to: members@pcmllc.us;

3.	By facsimile: mark, sign, date and fax it to the attention of Mr. David Caldwell at 1-714-736-3733.

4.	In person at the Annual Meeting: attend the annual meeting and vote your units in person.

Revoking Your Proxy.  A Member who delivers an executed Proxy Card pursuant to this solicitation may revoke it at any time before it is exercised by: (i) executing and delivering a later-dated Proxy Card to our Chief Operations Officer prior to the annual meeting; (ii) delivering written notice of revocation of the proxy to our Chief Operations Officer prior to the annual meeting; or (iii) attending and voting in person at the annual meeting. Attendance at the annual meeting, in and of itself, will not constitute a revocation of a proxy.

Quorum.  Members present in person or by proxy whose aggregate number of voting units exceed one-third of our issued and outstanding voting units constitute a quorum for the transaction of business at the annual meeting. Abstentions will be included in determining the presence of a quorum for the transaction of business at the annual meeting. However, an abstention will count as a vote AGAINST the proposal(s). If a broker submits a proxy that indicates the broker does not have discretionary authority to vote units, those units will be counted as units that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote on the matters voted on at the meeting. If a quorum is not present at the annual meeting, then Members present whose units constitute a majority of the units of all Members present at the annual meeting may adjourn the meeting from time to time without further notice. At an adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting.

Vote Required.   If a quorum is present, a nominee for election to a position on the Board of Directors will be elected as a director if the votes cast for the nominee exceed the votes cast against the nominee. The following will not be votes cast and will have no effect on the election of any director nominee or the other proposals: (i) broker non-votes; (ii) a unit whose ballot is marked as abstain; (iii) a unit otherwise present at the meeting but for which there is an abstention; and (iv) a unit otherwise present at the annual meeting as to which a Member gives no authority or direction. If a quorum is present, approvals of all of the proposals, and all other matters that properly come before the meeting, require that the votes cast in favor of such actions exceed the votes cast against such actions. Proxies and ballots will be received and tabulated by the Chief Operations Officer.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

Majority Vote Procedures. We use majority voting procedures for the election of our directors in uncontested elections. In an uncontested election, nominees must receive more “for” than “against” votes to be elected. The term of any director who does not receive a majority of votes cast in an election held under the majority voting standard terminates on the earliest to occur of: (i) 90 days after the date election results are certified; (ii) the date the director resigns; or (iii) the date the Board of Directors fills the position. A “contested election” is one in which:

•	as of the last day for giving notice of a Member nominee, a Member has nominated a candidate for director; and
•	the Board of Directors considers that a Member candidacy has created a bona fide election contest.

Attendance and Voting in Person at the Annual Meeting. If you own voting units of record, you may attend the annual meeting and vote in person, regardless of whether you have previously voted by proxy. We encourage you to vote your units in advance of the annual meeting date, even if you plan on attending the annual meeting to ensure that a quorum is present. You may change or revoke your proxy at the annual meeting as described above even if you have already voted.

List of Members Entitled to Vote. At least ten days before the annual meeting, our Chief Operations Officer will make a complete list of the Members entitled to vote at the annual meeting arranged in alphabetical order, with the address of and number of units held by each Member eligible to vote. The list will be kept on file at the principal offices of PCM and will be subject to inspection by any Member eligible to vote at any time during normal business hours. The list will also be present for inspection at the annual meeting.

Date and Time of Opening and Closing of the Polls

The date and time of the opening of the polls for the annual meeting shall be 10:00 a.m. (Pacific Time) on Monday, June 8, 2009. The time of the closing of the polls for voting shall be announced at the annual meeting. No ballot, proxies or votes, nor any revocations or changes to a vote, shall be accepted after the closing of the polls unless a court of equity, upon application by a Member, determines otherwise.

Your cooperation in promptly voting your units and submitting your Proxy Card by mail, email or facsimile as provided above, will help to avoid additional expense.

Interest of Certain Persons in Matters to Be Acted Upon

Our directors and executive officers, and their associates, do not have any substantial interest in the matters to be acted upon at the annual meeting.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

Proxy Statement Proposals

A Member proposal is a Member’s recommendation or requirement that we and/or our Board of Directors take certain action, which the Member intends to present at a meeting of our Members. The proposal should state as clearly as possible the course of action that the Member believes we should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Any proposal or nomination received from a Member will be given careful consideration by us in accordance with Rules 14a-5 and 14a-8 under the Securities Exchange Act of 1934, as amended.

Member proposals and nominations are eligible for consideration for inclusion in the Proxy Statement for the 2010 Annual Meeting of Members if they are received by us on or before January 2, 2010. Member proposals and nominations should be directed to the attention of Mr. David J. Caldwell, Chief Operations Officer, Performance Capital Management, LLC, at 7001 Village Drive, Suite 255, Buena Park, California, 90621.

In order for a Member proposal or nomination submitted OUTSIDE of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), such proposal or nomination must be received by us on or before March 16, 2010. We will have discretionary authority with respect to Member proposals and nominations submitted for consideration at the 2010 Annual Meeting of Members that are not “timely” within the meaning of Rule 14a-4(c). We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

CORPORATE GOVERNANCE

We believe that good corporate governance is a critical component of effectively managing PCM for the long-term benefit of our Members. Our Board of Directors continuously reviews its structure, policies and practices and compares them to those suggested by various authorities in corporate governance and to the practices of other public companies.

DIRECTORS AND EXECUTIVE OFFICERS

Our Board of Directors provides oversight with respect to our overall performance, strategic direction and key corporate policies. It approves major initiatives, advises on key financial and business objectives, and monitors progress with respect to these matters. Members of our Board of Directors are kept informed by various reports and documents provided to them on a regular basis, including oral reports made at Board of Directors and committee meetings by PCM’s executive officers.

Our Board of Directors has seven members, each of whom is independent as defined by the NASDAQ listing standards and by the SEC. Our directors are divided into two classes, with each class serving for a two-year period.

Our Board of Directors has established an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a compensation committee. It currently has no other separately-designated committees.

The following table sets forth the name, age and position of each of our directors (and nominees for election) and executive officers as of April 20, 2009.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

Name	Age	Position(s)

Class I Directors:
Larisa Rae Gadd	46	Co-Chairperson of the Board; Compensation Committee Member
Donald W. Rutherford	69	Director; Audit Committee Member
Rodney Lee Woodworth	71	Director; Audit Committee Member

Class II Directors:*
David Barnhizer	65	Director
Lester T. Bishop	76	Co-Chairperson of the Board; Compensation Committee Member
Sanford A. Lakoff	77	Director; Compensation Committee Member
Larry C. Smith	71	Director; Audit Committee Member

Executive Officers:
David J. Caldwell	55	Chief Operations Officer (Principal Executive Officer)
Edward M. Rucker	62	Accounting Manager (serving as Principal Financial Officer)
Darren S. Bard	42	Chief Information Officer

* Director Nominees

All of the current directors except Mr. Rutherford were appointed to the Board of Directors and our current officers were elected to office on February 4, 2002. Mr. Rutherford was appointed to the Board of Directors on January 12, 2004, following the resignation of Mr. Robert Price in July 2003. Our Operating Agreement currently provides that our two classes of directors serve staggered two-year terms. All directors hold office until their respective successors are elected and qualified or until their earlier death, resignation or removal. The terms of our Class I Directors expire at our 2010 annual meeting.  The terms of our Class II Directors expire at our 2009 annual meeting, and, assuming their re-election, their new terms will expire at our 2011 annual meeting. Executive officers are duly elected by the Board of Directors to serve until their resignation or respective successors are elected and qualified. Our officers serve at the discretion of the Board of Directors. There are no family relationships among any of our directors or executive officers. None of the corporations or other organizations referenced in the biographical information below is a parent, subsidiary or other affiliate of PCM.

Set forth below is certain biographical information furnished to us by our directors and executive officers.

Directors

David Barnhizer.   Mr. Barnhizer is currently Professor of Law at Cleveland State University College of Law and has held that position since 1972. He teaches or has taught courses dealing primarily with business and environmental law. From 1997 to 1998, he was a Strategic Consultant to the Government of Mongolia to the Mongolian Action Programme for the 21st Century for British Petroleum (BP) and Sovonics Solar Systems. During that same period, he was also a consultant on sustainable economic development and the creation of a Central American trade zone to the U.N. Development Program. From 1995 to 1997, he was a member of the Board of Editors for the Journal of Legal Education and served as President of the Board of Directors of the Fairmount Fine Arts Center. Mr. Barnhizer has published nine books / manuals and approximately 40 professional articles. He received a Bachelor of Arts degree from Muskingum College in 1966, a Juris Doctor degree from Ohio State University College of Law in 1969, and a Master of Law degree from Harvard Law School in 1972.

Lester T. Bishop – Co-Chairperson.  Mr. Bishop is retired. Prior to retiring, Mr. Bishop taught kindergarten through 12th grade students for 20 years. At the same time, Mr. Bishop owned solely and in partnership with others a number of privately held businesses, including Whitiok Day Camp, Good Time Promotions, Mall Munchies, Park Riviera Motel, and Imperial Executive Suites. He has also owned and managed both residential and commercial real estate. Mr. Bishop received a B.A. degree in Education from the University of California, Los Angeles in 1960 and a M.A. degree from the California State University, Los Angeles in Educational Administration in 1965 with advanced credentials in reading, counseling and teacher effectiveness.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

Larisa Rae Gadd – Co-Chairperson.  For a period of 16 years ending in 2004, Ms. Gadd was a business partner at Scenic Express, Inc., in Los Angeles. Scenic Express fabricates theatrical scenery for stage and screen. Currently, Ms. Gadd is instrumental in the research, acquisition, and management of commercial/industrial, residential, and resort real estate. From 1987 to 1988, Ms. Gadd was an instructor at Chaffey College in Alta Loma in the area of Social Sciences. She received a B.S. degree in Psychology and English from the California State University, Fullerton in 1984 and a M.A. degree in Organizational and Applied Social Psychology from Claremont Graduate School in 1986.

Sanford A. Lakoff.  Mr. Lakoff is Research Professor of Political Science Emeritus at the University of California, San Diego. He has taught at UCSD since 1974, when he was appointed Founding Chair of the Department of Political Science. Mr. Lakoff has written or edited twelve books and published approximately 50 scholarly articles as well as contributing to entries in the Dictionary of the History of Ideas, the Encyclopedia of Democracy, the Encyclopedia of U.S. Foreign Relations, and the Encyclopedia of Nationalism. He received a B.A. degree from Brandeis University in 1953. In 1959, he received his Ph.D. from Harvard University.

Donald W. Rutherford.  Mr. Rutherford is CFO of BPO Management, Services, Inc., a public company, which position he has held since January 2007. Mr. Rutherford is also a partner with Tatum LLC in Orange County, California, which he joined in January 2000. Since joining Tatum, Mr. Rutherford has served as Chief Administrative Officer for a $100 million manufacturer and direct marketer of promotional products, as CFO of Aspeon, Inc., a public technology products company, as CFO of LifePoint, Inc., a public medical device company, as interim CFO of Composite Technology Corporation, a public developer of innovative applications of composite materials, and as CFO of Grant Life Sciences, Inc., a public company. From 1995 to 1999, Mr. Rutherford served as CFO of USGT Resources Inc., a natural gas marketer and asset manager. Mr. Rutherford obtained his Chartered Accountant degree from the Institute of Chartered Accountants in Canada in 1965 after obtaining a degree in industrial engineering from University of Toronto in 1962.

Larry C. Smith.  Mr. Smith retired in 1994. Prior to retirement, from 1987 to 1994, Mr. Smith was a Senior Systems Engineering Manager at TRW Space Systems. In that position, Mr. Smith managed the systems engineering teams in support of classified satellite space systems development and new satellite system studies. Mr. Smith is a registered U.S. Patent Agent and holds three patents. Mr. Smith received a B.S. degree in Engineering from the University of Washington in 1959 and completed four years of graduate studies at the University of California, Los Angeles in Control Systems and Electronics.

Rodney Lee Woodworth.  Mr. Woodworth retired in 1998. From 1988 to 1998, Mr. Woodworth was the Senior Vice President of Operations at Zimmerman Holdings, Inc., which is in the business of buying troubled manufacturing businesses, turning them around, growing them and then selling them.  Prior to working at Zimmerman Holdings, Inc., he was the Senior Vice President of Fairchild Industries and President of its Commercial and Industrial Products Group.  Mr. Woodworth is an alumni of the Stanford Graduate Business School and received a B.S. degree in Mechanical Engineering from the California State Polytechnical University, San Luis Obispo in 1960.

Executive Officers

Darren S. Bard – Chief Information Officer.  Before becoming Chief Information Officer of Performance Capital Management, LLC on February 4, 2002, Mr. Bard was Chief Information Officer of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from April 1998 to February 2002. As Chief Information Officer, Mr. Bard manages the Information Technology and Acquisitions/Sales Support Departments. Prior to becoming an officer of Performance Capital Management, Inc., from April 1996 to April 1998, Mr. Bard worked as Site Production Planning/Operations Manager at General Electric Capital Corporation. Mr. Bard received a B.A. degree in psychology from The Ohio State University in 1991.

David J. Caldwell – Chief Operations Officer.  Mr. Caldwell is a business operations professional with over 20 years of experience in the consumer credit card industry. Before becoming Chief Operations Officer of Performance Capital Management, LLC on February 4, 2002, Mr. Caldwell was Chief Operations Officer of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from January 1998 to February 2002. As Chief Operations Officer, Mr. Caldwell is responsible for the operational activities of Performance Capital Management, LLC, including management of a collection center and the sales and acquisitions of charged-off portfolios as well as the day-to-day operations of the business. From 1975 to 1998, Mr. Caldwell worked in various capacities at General Electric Capital Corporation, including Vice President of Recovery Operations for the General Electric Capital Services division from March 1997 to January 1998 and Vice President of Cardholder Operations for the Consumer Card Services division of General Electric Capital Corporation from May 1994 to March 1997. As Vice President of Recovery Operations, he was responsible for the successful operation of the Retailer Financial Services Recovery Operation, including management of the recovery call center, bankruptcy collections, payment processing unit, mailroom, facilities, petition processing, legal, probate, compliance, outside attorney collections, skip tracing, and interface with 12 outlying business centers. As Vice President of Cardholder Operations, he was responsible for the successful operation of the G.E. Rewards Mastercard call center, including managing over 500,000 incoming calls per month, leading a workforce of 215 people, and overseeing a financial budget of $5 million. Mr. Caldwell received a B.S. degree in Business Administration from Western Michigan University in 1975.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

Edward M. Rucker – Accounting Manager.  Before becoming the Accounting Manager of Performance Capital Management, LLC on February 4, 2002, Mr. Rucker was the Accounting Manager of Performance Capital Management, Inc., one of the predecessor companies to Performance Capital Management, LLC, from October 2001 to February 2002. As Accounting Manager, Mr. Rucker has overall responsibility for preparing PCM’s accounting records and financial statements. From 1995 to August 2001, Mr. Rucker was Controller and the Chief Financial Officer of Pickard Construction, Inc., a construction firm performing as general contractor for major national firms. In that position, Mr. Rucker was responsible for the entire accounting and related financial functions of the firm. Mr. Rucker is a Certified Public Accountant. Mr. Rucker received a B.S. degree in Accounting from California State University, Los Angeles in 1968.

CODE OF ETHICS

On December 8, 2003, our Board of Directors adopted a Code of Business Conduct and Ethics that applies to our Chief Operations Officer and senior financial officers. A copy of the Code of Business Conduct and Ethics was filed as an exhibit to our annual report on Form 10-KSB for the year ended December 31, 2003, and incorporated by reference into our annual reports on Form 10-KSB for the years ended December 31, 2007, 2006, 2005 and 2004 and on Form 10-K for the year ended December 31, 2008.

Upon written request, we will furnish to you, without charge, a copy of our Code of Business Conduct and Ethics that has been filed with the Securities and Exchange Commission. Requests should be directed to Mr. David Caldwell, Performance Capital Management, LLC, 7001 Village Drive, Suite 255, Buena Park, California, 90621. In the alternative, you may find the Code of Business Conduct and Ethics on the Securities and Exchange Commission’s web-site at www.sec.gov as an exhibit to our annual report on Form 10-KSB for the year ended December 31, 2003.

AUDIT COMMITTEE

The Audit Committee currently consists of Messrs. Donald Rutherford, Larry Smith and Rodney Woodworth. The Audit Committee has the responsibility and authority described in the Audit Committee’s charter, which has been approved by the full Board. A copy of the Audit Committee’s charter is included as Appendix A to this Proxy Statement.

Our Board of Directors has determined that all three Audit Committee members are independent as defined by the NASDAQ listing standards and by the SEC. In addition, our Board has determined that Mr. Rutherford qualifies as “Audit Committee financial expert” as defined by the SEC rules; however, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing.

As further described in its charter, the Audit Committee oversees the corporate accounting, financial reporting practices and financial statement audits of PCM. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our independent auditors are responsible for planning and conducting audits in accordance with generally accepted auditing standards and for issuing an opinion about whether the financial statements are presented fairly, in all material respects, in accordance with generally accepted accounting principles. In carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurances as to PCM’s financial statements or systems of internal controls or any professional certification as to the independent auditor’s work. The Audit Committee has implemented procedures to ensure that, during the course of each fiscal year, it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under its charter.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

Audit Committee Report

The information contained in the below report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other PCM filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent PCM specifically incorporates it by reference therein.

This report reviews the actions taken by the Audit Committee with regard to the Performance Capital Management (“PCM”) financial reporting process for the year ended December 31, 2008, particularly with regard to PCM’s audited consolidated financial statements included in the 2008 Annual Report to Members. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the audited consolidated financial statements. In addition, the Audit Committee reviewed with Moore Stephens Wurth Frazer and Torbet, LLP (“MSWFT”), PCM’s independent registered public accounting firm, their judgments as to the quality and the acceptability of PCM’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the Statement of Auditing Standards No. 114, “The Auditor’s Communication with Those Charged with Governance.”

The Audit Committee has received and reviewed the written disclosures and the letter from MSWFT required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with MSWFT its independence.

The Audit Committee discussed with MSWFT the overall scope and plans for the audit. The Audit Committee met quarterly with MSWFT to discuss the results of their examinations and the overall quality of PCM’s financial reporting.

The Audit Committee has considered whether the services provided by MSWFT are compatible with maintaining the independence of MSWFT and has concluded that the independence of MSWFT is maintained and not compromised by the services provided.

The Audit Committee has also evaluated the performance of MSWFT, including, among other things, the amount of fees paid to MSWFT for audit services related to the year ended December 31, 2008. Based on the Audit Committee’s evaluation, the Audit Committee has selected and the Board of Directors has recommended to the Members ratification of the selection of MSWFT to serve as PCM’s independent registered public accounting firm for the year ending December 31, 2009.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that PCM’s audited consolidated financial statements and management’s assessment of the effectiveness of PCM’s internal control over financial reporting be included in PCM’s annual report on Form 10-K for the fiscal year ended December 31, 2008.

Respectfully Submitted,

Donald W. Rutherford
Larry C. Smith
Rodney Lee Woodworth

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

COMPENSATION COMMITTEE

Executive compensation is determined by the Board of Directors based on information gathered by the Compensation Committee, which is comprised of Ms. Larisa Gadd, Mr. Sanford Lakoff and Mr. Lester Bishop, each of whom is independent as defined by the NASDAQ listing standards and by the SEC. The Compensation Committee does not have a written charter. Its function to date has been to gather information regarding executive compensation in the industry and present the information to the full Board of Directors for its consideration.

DIRECTOR NOMINATIONS

Our Board of Directors does not have a nominating committee, as nominations are made by the members of the Board as a whole. Our Board of Directors does not have a nominating committee charter. All of our directors are independent as defined by the NASDAQ listing standards and by the SEC. Our Board has not established a separate nominating committee because all of our directors are independent and vacancies have occurred only with respect to one director slot. Our Board of Directors seeks to identify qualified individuals to become Board members and determine the composition of the Board and its committees. Our Board does not have any formal specific minimum qualifications for evaluating potential director candidates. When considering a potential director candidate, the Board looks for personal and professional integrity, demonstrated ability and judgment, prior service as a director, and business experience. Our Board believes it is important to have at least one director who is a financial expert to serve on our Audit Committee. The Board will review and consider director nominees recommended by Members. There are no differences in the manner in which the Board evaluates director nominees based on whether the nominee is recommended by a Member or otherwise. Any Member who would like to recommend a director candidate should contact Mr. David Caldwell, our Chief Operations Officer, at our principal executive offices.

Our Board of Directors does not have a policy with regard to consideration of director candidates recommended by our Members. With the exception of Mr. Rutherford, who joined the Board in January 2004, all of our directors were initially appointed by the bankruptcy judge prior to our emergence from bankruptcy in February 2002. These directors were all members of The Official Committee of Equity Security Holders that represented our Members’ interests in the bankruptcy proceeding. Our Board has viewed its continuity during bankruptcy and since our emergence from bankruptcy as an important stabilizing influence. No Member has contacted us either suggesting a director candidate or requesting information on how to recommend a director candidate.

We do not have a specific process for identifying new directors because we do not regularly need to nominate new directors.  In the most recent case where we identified a new director, our Board identified Mr. Rutherford through contacts at a firm that provides executive talent to clients on a supplemental, interim, project or employed basis. We did not pay a fee for the introduction to Mr. Rutherford. Our executive officers and the full Board of Directors interviewed Mr. Rutherford prior to electing him a director. We recruited Mr. Rutherford primarily with a view to him serving as a financial expert on our Audit Committee, but also to enhance the accounting and financial expertise of the Board of Directors.

In 2008, all of the director nominees are directors standing for re-election.

ATTENDANCE AT MEETINGS

In addition to participation at Board and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with our executive officers and others regarding matters of interest and concern to PCM.

Our Board of Directors held a total of 12 regular meetings during the fiscal year ended December 31, 2008. Each of our directors attended at least 75% of the meetings.

The Audit Committee met four times last year. Mr. Rutherford and Mr. Smith attended at least 75% of the meetings held by that committee. Mr. Woodworth attended at least 50% of the meetings.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

Since there were no specific executive compensation matters to consider in 2008, the Compensation Committee did not meet.

We do not have any policy regarding director attendance at annual meetings of Members, although all directors are strongly encouraged to attend. Last year, all seven directors attended the 2008 Annual Meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are not aware of any related party transactions in fiscal years 2007 and 2008 that would require disclosure.

MEMBER COMMUNICATIONS WITH DIRECTORS

We have no formal procedure for Member communications with directors. However, our Board of Directors has provided by resolution that any Member who wishes to communicate with a particular director or directors or with the entire Board of Directors should direct the communication to the Chief Operations Officer at PCM’s principal executive offices. Our Chief Operations Officer will process all communications received from Members in accordance with the process approved by our Board. The Chief Operations Officer will forward written communications addressed to the full Board to one of the chairpersons of the Board and written communications addressed to any individual director or directors to the individual(s) to whom the communication is directed. However, materials that are unduly hostile, threatening, illegal or similarly unsuitable generally will not be forwarded.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To our knowledge, the following table sets forth information with respect to the beneficial ownership of our outstanding units as of April 20, 2009, the record date of the annual meeting, by: (i) each person known by us to beneficially own more than 5% of our voting securities; (ii) each of our executive officers; (iii) each of our directors; and (iv) all of our executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities.

Unless otherwise indicated, the address for those listed below is c/o Performance Capital Management, LLC, 7001 Village Drive, Suite 255, Buena Park, California, 90621. Subject to applicable community property laws and unless otherwise specified, the persons named in the below table have sole voting power with respect to all units shown as beneficially owned by them. The number of outstanding units entitled to vote as of the record date was 525,566. Except as noted otherwise, the amounts reflected below are based upon information provided to us and in filings with the Securities and Exchange Commission.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding
Larisa Rae Gadd, Co-Chairperson of the Board (1)	4,777	*
Lester T. Bishop, Co-Chairperson of the Board (2)	398	*
Larry C. Smith, Director	995	*
David Barnhizer, Director (3)	156	*
Rodney Lee Woodworth, Director	2,239	*
Sanford A. Lakoff, Director (4)	1,593	*
Donald W. Rutherford, Director	0	*
David J. Caldwell, Chief Operations Officer	0	*
Edward M. Rucker, Accounting Manager	0	*
Darren S. Bard, Chief Information Officer	0	*
ALL EXECUTIVE OFFICERS & DIRECTORS AS A GROUP (11 Persons)	10,158	1.93%
*  Less than 1%.

(1)	The 4,777 units are owned by the GADD FAMILY TRUST DTD 5/30/97, of which Ms. Gadd and her husband are trustees.
(2)	The 398 units are owned jointly by Mr. Bishop and his wife.
(3)	The 156 units are owned by Mr. Barnhizer’s wife.
(4)	The 1,593 units are owned by the SANFORD LAKOFF FAMILY TRUST, of which Mr. Lakoff is the trustee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than 10% of our units, to file with the SEC initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of our units on Form 4. To our knowledge, no one beneficially owns more than 10% of our units. Our directors, executive officers and any greater than 10% Members are required by SEC rules to furnish us with copies of all Section 16(a) reports that they file. We file Section 16(a) reports on behalf of our directors and executive officers to report their initial and subsequent changes in beneficial ownership of our units. To our knowledge, based solely on written representations from these persons that no other reports were required, all Section 16(a) filing requirements applicable to our directors and executive officers were complied with for fiscal 2008, except that one transaction from January 2008 on a Form 4 was inadvertently not timely reported on behalf of Mr. Barnhizer, an independent director.

CHANGE IN CONTROL

No change in control of PCM has occurred since the beginning of 2008. We are not aware of any arrangement that would upset the control mechanisms currently in place over PCM. Although it is conceivable that a third party could attempt a hostile takeover of PCM, we have not received notice of any such effort.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

COMPENSATION OF EXECUTIVE OFFICERS

The full Board of Directors determines the salaries, bonuses and perquisites, if any, of PCM’s and its subsidiary’s executive officers as well as the terms of any employment agreement with an executive officer based on information gathered by the Compensation Committee. Matters and actions taken concerning executive compensation are conducted in executive sessions of the Board of Directors in the absence of PCM’s executive officers.

We compensate PCM’s Named Executive Officers through a mix of base salary and cash bonus awards. The compensation program is designed to attract and retain the best possible executive talent and to tie annual compensation to the achievement of measurable corporate and individual performance objectives. Compensation levels are reviewed annually and are based in part on results of operations for the previous fiscal year. In addition, we provide our Named Executive Officers a variety of other benefits. The Board of Directors believes that PCM’s executive compensation provides a level of compensation that is competitive for companies in comparable industries and of comparable development, complexity and size.

We have employment agreements with each of our Named Executive Officers, which are summarized below in this Proxy Statement under the section entitled “Employment Agreements” and have been included as exhibits to our disclosure reports filed with the SEC. The employment agreements with Messrs. David Caldwell and Darren Bard were entered into on July 11, 2007.

The following table sets forth the compensation that we have paid to our Named Executive Officers for the years ended December 31, 2008 and 2007. Except as provided in the employment agreements and employment benefit plan discussed on pages 13 and 15 of this Proxy Statement, we do not have a long-term compensation plan and do not grant any long-term compensation to our executive officers. No other compensation was granted for the periods covered.

Summary Compensation Table for Named Executive Officers

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
David J. Caldwell	2008	224,710	0	18,554	243,264
Chief Operations Officer	2007	220,000	0	12,876	232,876
Darren S. Bard	2008	153,327	0	18,554	171,881
Chief Information Officer	2007	150,000	0	16,850	166,850

Employment Agreements

In July 2007, PCM entered into substantially identical employment agreements with Mr. Caldwell and Mr. Bard, with the following material terms. Copies of the employment agreements were filed on August 14, 2007, as exhibits to our report on Form 10-QSB for the period ended June 30, 2007.

Term.  The term of each employment agreement is five years commencing on July 11, 2007. Either party has the right to terminate the employment agreement with or without cause before the expiration of its term.

Compensation.  As compensation for the services to be rendered by the executive, PCM will pay the executives annual salaries and bonuses as set forth in their respective employment agreement.  Executive salary increases during the term may be made at the discretion of the Board. Executive profit bonuses, if any, will be at the discretion of the Board and may be in the form of a specific bonus program for a predetermined length of time. The agreements provide that the executives shall receive the following benefits: three weeks of paid vacation; paid holiday; sick days; and health care benefits for themselves and their families.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

If during the term the Board takes action to bring liquidity to all of PCM’s Members (as, for example, by selling or taking PCM public), the Board intends to compensate the executives, provided they remain in the employ of PCM. The executives will have the option of receiving (i) a sum equal to the total of their annual salaries divided by the total number of executives employed by PCM at the time of the action or (ii) ten percent of the payment in kind actually distributed to the Members divided by the total number of executives employed by PCM at the time of the action.

Termination.  We reserve the right to terminate the employment agreement “for cause” if the executive willfully breaches or habitually neglects the duties that he is required to perform pursuant to the provisions of the agreement, or commits acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of his duties. The executive officer may terminate the agreement by giving PCM at least 30 days notice in advance. Such a termination will be considered for cause.

We may terminate the employment agreement without cause for any reason, including:  (i) upon the death of the executive; or (ii) not less than three months after the executive is determined to be physically or mentally disabled and unable to perform his essential duties with or without reasonable accommodation.

The agreements will not be terminated by any voluntary or involuntary dissolution of PCM resulting from either a merger or consolidation in which PCM is not the consolidated or surviving company, or a transfer of all or substantially all of the assets of PCM. Any rights, benefits and obligations under the agreements are to be assigned to the surviving or resulting company or the transferee of PCM’s assets.

Potential Benefits Upon Termination or Change in Control.  If we terminate the agreement for cause, we shall pay to the executive any compensation due under the agreement, including any unused vacation, prorated through the date of termination, and we shall have the option to purchase the entire ownership interest of the executive, if any, in accordance with the agreement creating such interest, at fair market value, to be determined by the Board.

If we terminate the employment of the executive without cause and the executive does not accept a position with a competitor of PCM, we are required to pay the executive severance in an amount equal to six months of his base salary, as well as any other compensation due under his employment agreement. In the event any merger or consolidation or transfer of assets results in executive’s termination, such termination shall be considered without cause.

Indemnification.  Each of the agreements provides that we will indemnify the executive, if he is made a party to or threatened to be made a party to, or otherwise involved in, any proceeding commenced during the employment term, or after the employment term, because the executive is or was an employee or agent of PCM. A similar Indemnification Agreement with Mr. Edward Rucker, our Accounting Manager, was approved by the Board and executed on August 8, 2005. The indemnification includes any and all expenses, judgments, fines, penalties, settlements, and other amounts, actually and reasonably incurred by the executive in connection with the defense or settlement of the proceeding. The executive must have acted in good faith and in a manner that the executive reasonably believes to be in the best interests of PCM and, in a criminal proceeding, the executive must have no reasonable cause to believe that his conduct was unlawful. Any and all expenses, including filing fees, costs of investigation, attorney’s fees, messenger and delivery expenses, postage, court reporters’ fees and similar fees and expenses, incurred by the executive in a proceeding are to be advanced by PCM prior to the final disposition of the proceeding and subject to considerations of reasonableness at the written request of the executive, but only if the executive undertakes to repay the advanced expenses to the extent he is not entitled to indemnification. The indemnification contemplated by the employment agreements is not to be deemed exclusive of any other rights the executives may have to indemnification. The indemnification provisions in the agreements will continue after the executive ceases to be an employee or agent of PCM and will inure to the benefit of the heirs and personal representatives of the executive.  We have been advised that the SEC takes the position that these indemnification provisions do not affect the liability of any indemnified person under applicable federal and state securities laws.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

Option and Award Grants

We do not have an employee option or equity award plan, nor have we granted any options or equity awards to our officers or directors.

COMPENSATION OF DIRECTORS

Our Board of Directors has regularly scheduled meetings once per month. The directors are each paid the same amount annually for their service as directors, with the exception of Mr. Rutherford who receives additional compensation for his service as the chairperson of the Audit Committee and PCM’s Audit Committee financial expert. The total amount paid to each of the seven directors during the fiscal year ended December 31, 2008, was as follows:

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Larissa Rae Gadd	17,000	0	17,000
Lester T. Bishop	17,000	0	17,000
Larry C. Smith	17,000	0	17,000
David Barnhizer	17,000	0	17,000
Rodney Lee Woodworth	17,000	0	17,000
Sanford A. Lakoff	17,000	0	17,000
Donald W. Rutherford	27,000	0	27,000

All directors receive reimbursement for travel and out-of-pocket expenses incurred in connection with attendance at all meetings. Except as disclosed above, during the fiscal year ended December 31, 2008, none of our directors received any other compensation for performance of services as a director of PCM or a member of any committee of our Board of Directors.

EMPLOYMENT BENEFIT PLAN

We have a defined contribution plan covering all eligible full-time employees of Performance Capital Management, LLC (the “Plan Sponsor”) who are currently employed by the Plan Sponsor, including our executive officers, and have completed six months of service from the time of enrollment. The Plan was effective as of September 1994. The Plan was established by a predecessor of the Plan Sponsor to provide retirement income for its employees and is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA).

The Plan is a contributory plan whereby participants may contribute a percentage of pre-tax annual compensation as outlined in the Plan agreement and as limited by Federal statute. Participants may also contribute amounts representing distributions from other qualified defined benefit or contribution plans. The Plan Sponsor does not make matching contributions.

We do not have any compensation plans that will result in the issuance of PCM units or other equity interests.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

Our Board of Directors has proposed that four nominees be elected at the annual meeting, each of whom shall hold office for two years, as provided below, and until his or her successor has been elected and qualified. Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying Proxy Card to vote units represented by properly executed proxies for the election of such nominees. Although our Board of Directors anticipates that the four nominees will be available to serve as directors of PCM, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by our Board of Directors.

The following persons currently serve as Class II directors of PCM and have been nominated to stand for election at the Annual Meeting to continue to serve as Class II directors:
•	David Barnhizer
•	Lester T. Bishop
•	Sanford A. Lakoff
•	Larry C. Smith

If elected, the term of office of the nominee directors will expire at the 2011 annual meeting of Members. Absent his or her death, resignation or removal, a director shall continue to serve despite the expiration of the director's term until his or her successor is elected and qualified or until there is a decrease in the number of directors.

Certain biographical information furnished to us by the director nominees is set forth above in the section of this Proxy Statement entitled “Directors and Executive Officers” under Corporate Governance.

Our Board of Directors recommends that you vote “for” the election of the directors named above.

PROPOSAL NO. 2:  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Moore Stephens Wurth Frazer and Torbet, LLP has served as our independent registered public accounting firm for the fiscal year ended December 31, 2008, and has been selected by our Audit Committee to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

Although the selection of Moore Stephens Wurth Frazer and Torbet, LLP is not required to be submitted to a vote of the Members, our Board of Directors believes it appropriate as a matter of policy to request that the Members ratify the selection of the independent registered public accounting firm for the fiscal year ending December 31, 2009. In the event that a majority of the units held by Members present, in person or by proxy, and entitled to vote at the annual meeting do not vote “FOR” ratification, the adverse vote will be considered as a direction to our Board of Directors to select another firm for the fiscal year ending December 31, 2009.

A representative from Moore Stephens Wurth Frazer and Torbet, LLP is expected to be present at the annual meeting. The representative will have the opportunity to make a statement and is expected be available to respond to appropriate questions submitted either orally or in writing at the meeting.

Moore Stephens Wurth Frazer and Torbet, LLP has audited our financial statements since our inception in February 2002. Our Board of Directors maintains an Audit Committee in accordance with applicable SEC rules. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants for the purpose of preparing and issuing its audit report or performing other audit, review and tax services for us. The independent accountants report directly to the Audit Committee and the Audit Committee is directly responsible for reviewing in advance, and granting any appropriate pre-approvals of, (a) all auditing services to be provided by the independent accountants and (b) all non-audit services to be provided by the independent accountants (as permitted by the Exchange Act), and in connection therewith to approve all fees and other terms of engagement, as required by the applicable rules of the Exchange Act and subject to the exemptions provided for in such rules.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

Our Board of Directors recommends that you vote “for” ratification of the selection of Moore Stephens Wurth Frazer and Torbet, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees for professional services rendered by Moore Stephens Wurth Frazer and Torbet, LLP for 2008 and 2007 were:

Types of Fees	2008	2007
Audit Fees	$148,921	$145,178
Audit-Related Fees	5,529	26,342
Tax Fees	18,240	18,090
All Other Fees	-	-
Total Fees	$172,690	$189,610

In the above table, in accordance with new SEC definitions and rules, “audit fees” are fees for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are traditionally performed by the independent accountants, including review of our Proxy Statement, attendance at Audit Committee and annual Members meetings and SEC compliance work; “tax fees” are fees for tax compliance and related tax advice, including preparation of Forms K-1 and tax returns for PCM and its subsidiary; and “all other fees” are fees for any services not included in the first three categories.

POLICY ON PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

The Audit Committee’s Charter provides that the Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed by PCM’s independent registered public accounting firm, subject to the de minimis exceptions for non-audit services that are approved by the Audit Committee prior to the completion of the audit. As part of its pre-approval process, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence. The policy does not delegate to management the Audit Committee’s responsibility to pre-approve permitted services of the independent registered public accounting firm.

During 2008, our Audit Committee specifically pre-approved the services performed by Moore Stephens Wurth Frazer and Torbet, LLP in connection with our 2008 audit. All of the other services performed by Moore Stephens Wurth Frazer and Torbet, LLP for us during 2008 were approved by our Audit Committee as to the scope of such services and fees paid for such services.

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

OTHER MATTERS

Members in attendance at the annual meeting will be asked to approve the meeting minutes from the 2008 Annual Meeting of Members. We know of no other matters that are likely to be brought before the annual meeting. If, however, other matters not presently known or determined properly come before the annual meeting, the persons named as proxies in the enclosed Proxy Card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

By Order of the Board of Directors,

David J. Caldwell
Chief Operations Officer

Buena Park, California
April 24, 2009

Notice and Proxy Statement of Performance Capital Management, LLC - April 24, 2009

APPENDIX A

AUDIT COMMITTEE CHARTER

OF

PERFORMANCE CAPITAL MANAGEMENT, LLC

This Audit Committee Charter (“Charter”) is the duly adopted governing document of the Performance Capital Management, LLC (the “Company”) Audit Committee, a duly constituted committee of the Company’s Board of Directors (“Board”).

Purpose.  The Audit Committee is appointed by the Board to assist the Board in monitoring: (1) the integrity of the financial statements of the Company; (2) the independent auditor’s qualifications and independence; (3) the performance of the Company’s internal audit function and independent auditors; and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership.  The Audit Committee shall be comprised of at least two members. The members of the Audit Committee shall meet the independence and experience requirements of the securities laws and the rules and regulations of the Securities and Exchange Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Commission. Audit Committee members may be replaced by the Board. The following persons shall not be considered independent:

a.           A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

b.           A director who accepts any compensation from the Company or any of its affiliates during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

c.           A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;

d.           A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

e.           A director who is employed as an executive of another entity where any of the Company’s executives serve on that entity’s compensation committee.

In order to be considered to be independent, a member of the Audit Committee may not accept any consulting, advisory or other compensatory fee from the Company or be an affiliated person of the Company or any of its subsidiaries.

Meetings.  The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

A-1

Committee Authority and Responsibilities.  The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to ratification by the Company’s members). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board. The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB.

2.
Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor’s review of the quarterly financial statements.

3.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)
All alternative treatments of financial information within generally accepted accounting principals that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

Appendix A - Audit Committee Charter
2

5.
Discuss with management the Company’s earnings press release, if any, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.
Prepare a letter that complies with Item 7 of Schedule 14A under the Securities Exchange Act of 1934, as amended, for inclusion in the annual report and/or proxy statement that describes the Committee’s composition and responsibilities, and how they were discharged;

10.
Review disclosures made to the Audit Committee by the Company’s principal executive officer and principal financial officer during their certification process for the Form 10-KSB or Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

11.	Review and evaluate the lead partner of the independent auditor team.

12.
Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the proceeding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with such issues, and (d) all relationships between the independent auditor and the Company. Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

13.
Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditor firm on a regular basis.

14.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

15.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

16.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Appendix A - Audit Committee Charter
3

Oversight of the Company’s Internal Audit Function, If Any

17.	Review the appointment and replacement of the senior internal auditing executive.

18.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

19.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

20.
Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary affiliated entities are in conformity with applicable legal requirements and the Company’s policies and procedures. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s compliance with applicable laws and regulations and its policies and procedures.

22.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

23.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role.  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

IN WITNESS WHEREOF, the undersigned hereby evidences the adoption of this Audit Committee Charter by the Board on the    10     day of February    2003.

Signature:	/s/ William D. Constantino

Print Name:	William D. Constantino

Title:	Secretary

Appendix A - Audit Committee Charter
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PROXY	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
PERFORMANCE CAPITAL MANAGEMENT, LLC
2009 ANNUAL MEETING OF MEMBERS – JUNE 8, 2009

The undersigned Member(s) of PERFORMANCE CAPITAL MANAGEMENT, LLC, a California limited liability company (“PCM”), hereby acknowledges receipt of the Notice of Annual Meeting of Members and the Proxy Statement, and hereby appoints David Caldwell and Darren Bard, or either of them, as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2009 Annual Meeting of Members of PCM to be held on Monday, June 8, 2009, and at any adjournment(s) thereof, and to vote all units that the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below and, in accordance with their discretion, on any other business that may come before the meeting:

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED WITH RESPECT TO THE LLC UNITS COVERED HEREBY.

Proposal No. 1 – To elect four Class II directors to serve a two-year term and until each director’s successor has been duly elected and qualified.

Nominees:	Mr. David Barnhizer Mr. Lester T. Bishop Mr. Sanford A. Lakoff Mr. Larry C. Smith	☐ For All of the Nominees Listed (except as indicated below) ☐ Withhold Authority to Vote for All Nominees

Instruction:  To withhold authority to vote for any Nominee, write that Nominee’s name on the line immediately below:

Proposal No. 2 – To ratify the selection of Moore Stephens Wurth Frazer and Torbet, LLP, as independent registered public accounting firm for Performance Capital Management, LLC for the fiscal year ending December 31, 2009.

☐ For                      ☐ Against                      ☐ Abstain

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Member(s). If you do not sign and return this Proxy Card or attend the meeting and vote by ballot, your units cannot be voted. If you wish to vote in accordance with the Board of Directors' recommendations, just sign this Proxy Card where indicated and return it to us by mail, fax or email as instructed in the Notice of Internet Availability of Proxy Materials and the Proxy Statement. You need not mark any boxes.

DATED: ______________________, 2009
When units are held of record by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.

Print name(s) exactly as shown on LLC Unit Certificate(s)

Signature (and Title, if any)

Signature (if held jointly)

NOTE:  This Proxy Card should be marked, dated and signed by each Member exactly as his, her or its name appears in the unit certificate(s), and returned to us by mail, fax or email as instructed in the Notice of Internet Availability of Proxy Materials and the Proxy Statement.